UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 3, 2004


                          Pro Tech Communications, Inc.
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             (Exact name of Registrant as specified in its charter)


         Florida                        000-28602                59-3281593
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


4492 Okeechobee Road, Fort Pierce, Florida                          34947
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number including area code:              (772) 464-5100
                                                               -----------------

(Former name or former address if changed since last report)          N/A
                                                               -----------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective September 3, 2004, Debra E. Kirven resigned as Treasurer and Chief Financial Officer of Pro Tech Communications, Inc.

     On September 7, 2004, Pro Tech appointed Mary Christian-Hein as Senior Vice President, Chief Financial Officer and Treasurer. Ms. Christian-Hein, age 42, has served as Assistant Controller of NCT Group, Inc., Pro Tech's ultimate parent company, since May 2001. Previously, she held various accounting and finance positions with Warrantech Corporation, an independent provider of service contracts and after-market warranties, including Director of Reporting and Compliance from 1996 to 2001; Director of Corporate Accounting from 1994 to 1996; Divisional Controller from 1993 to 1994 and Senior Accountant from 1991 to 1993.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   PRO TECH COMMUNICATIONS, INC.



                                                   By:  /s/  Richard Hennessey
                                                        ------------------------
                                                        Richard Hennessey
                                                        President


Date:  September 10, 2004